UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 27, 2014

Spark Networks, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32750	20-8901733
(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 600, Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 893-0550

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Thomas G. Stockham resigned from the Board of Directors of Spark Networks, Inc. (the “Company”), effective as of the certification of the results of the Company’s 2014 annual meeting of stockholders (the “Annual Meeting”), which occurred on July 2, 2014.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 27, 2014. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 16, 2014. There were 23,827,938 shares of the Company’s common stock outstanding as of April 28, 2014, the record date for the Annual Meeting, and there were 19,931,427 shares of the Company’s common stock present in person or by proxy at the Annual Meeting. The final voting results for each proposal are set forth below. Because of the contested nature of the Annual Meeting, there were no broker non-votes on any proposal submitted to a vote at the Annual Meeting.

Proposal No. 1 – Election of six directors to the Board of Directors

The Company’s stockholders elected the following nominees as directors for terms expiring at the Company’s 2015 Annual Meeting of Stockholders: Stephen J. Davis, David Hughes, John H. Lewis, Michael J. McConnell, Thomas G. Stockham and Walter L. Turek. As disclosed above, Mr. Stockham subsequently resigned as a director.

The voting results for the election of directors were as follows:

Board of Directors Nominees:

Director Nominee	Votes For	Votes Withheld
Jonathan B. Bulkeley	1,367,601	205,227
Benjamin Derhy	1,367,351	205,477
David Hughes	3,593,135	207,321
Gregory R. Liberman	1,381,263	205,971
Thomas G. Stockham	3,581,769	204,281
Vince Thompson	1,368,497	204,331

Opposition Nominees:

Director Nominee	Votes For	Votes Withheld
Stephen J. Davis	18,094,589	700
John H. Lewis	17,919,899	175,390
Michael J. McConnell	17,662,055	433,234
Walter L. Turek	17,919,388	175,901

Proposal Number 2 – Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014

The proposal was approved by stockholders as follows:

Votes For	Votes Against	Abstentions
19,850,312	45,305	35,810

Proposal Number 3 – Consideration of a stockholder proposal regarding poison pills

The proposal was not approved by stockholders as follows:

Votes For	Votes Against	Abstentions
3,142,158	16,498,561	41,804

Proposal Number 4 – Consideration of a stockholder proposal to amend the Company’s Amended and Restated Bylaws to permit stockholders to call special meetings of stockholders

The proposal was approved by stockholders as follows:

Votes For	Votes Against	Abstentions
18,443,829	1,197,394	41,300

Proposal Number 5 – Consideration of a stockholder proposal to amend the Company’s Amended and Restated Bylaws to allow beneficial stockholders to submit proposals and nominations for director under the Company’s Amended and Restated Bylaws

The proposal was approved by stockholders as follows:

Votes For	Votes Against	Abstentions
19,295,125	346,498	40,900

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK NETWORKS, INC.

Date: July 2, 2014

	By:	/s/ Joshua A. Kreinberg
	Name:	Joshua A. Kreinberg
	Title:	General Counsel and Corporate Secretary